Fair Value Measurement	12 Months Ended
Jun. 30, 2022
Disclosure Of Significant Unobservable Inputs Used In Fair Value Measurement Of Equity Text Block Abstract
Fair value measurement
Note 31	Fair value measurement

Fair value hierarchy

The following tables detail the consolidated entity’s assets and liabilities, measured or disclosed at fair value, using a three-level hierarchy, based on the lowest level of input that is significant to the entire fair value measurement, being:

Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date

Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly

Level 3: Unobservable inputs for the asset or liability

	Leve l	Level 2	Level 3
	A$	A$	A$
Consolidated – 2022
Unlisted shares [1]	-	-	2,565,082
Total	-	-	2,565,082

Consolidated – 2021
Unlisted shares [1]	-	-	-
Total	-	-	-

Note: 1 There were no level 1 and/or 2 assets held in 2022 (2021 A$-). There were no level 1, 2 and/or 3 liabilities held in 2022 (2021 A$-).

There were no transfers between levels during the financial year.

The carrying amounts of trade and other receivables and trade and other payables are assumed to approximate their fair values due to their short-term nature.

Valuation technique for value measurements categorised within level 3

The basis of the valuation of the investment in Triage Technologies Inc. (“Triage”) is fair value as defined by AASB 13 Fair Value Measurement. As Triage resides in Canada, the Triage investment at 30 June 2022 was valued by an accredited Canadian valuer using a discounted cash flow (“DCF”) model.

The DCF method is an income-based valuation technique where it views the collection of business assets as a stream of future earnings arising from its potential to generate revenue from its unique assembly of tangible and intangible operating assets. The fair market value of this earnings stream is determined by applying a weighted average cost of capital (“WACC”) to the debt free discretionary cash flow. The WACC includes a risk premium in addition to the risk-free interest rate to estimate the expected rate of return associated with forecast earnings.

After discounting the aggregate of the DCF and capitalised terminal year cash flow with the WACC results in the present value of cash flows.

The level 3 unobservable inputs include forecast earnings (including a long-term growth rate of 2%), and a WACC of 28.51%. The estimated fair value would increase (decrease) if the forecast earnings were higher (lower) or the WACC was (higher) lower.

Triage is an unaudited private company that continues to be a development stage firm with marginal revenues and material operating losses through 30 June 2022. Accordingly, the forecasts and assumptions underlying the estimated fair value are subject to significant uncertainties which are often outside the control of the consolidated entity. In the event that forecasts and assumptions are not achieved, there exists a material uncertainty as to whether the fair valuation determined will be achieved and the carrying value of the investment will be recoverable. The financial statements do not include any adjustments relating to the recoverable value of the investment should the forecasts and assumptions used in the fair valuation not be achieved.

Level 3 asset

Movement in the level 3 Triage investment during the current and previous financial year are set out below:

Consolidated	Triage Investment
A$
Balance at 1 July 2020	-
Additions	1,362,717
Impairment recognised in profit or loss	(1,362,717)
Balance at 30 June 2021	-
Additions	3,116,171
Impairment recognised in profit or loss	(551,089)
Restated Balance at 30 June 2022	2,565,082